Hypatia Women CEO ETF

WCEO

a series of Two Roads Shared Trust (the “Fund”)

Supplement dated May 19, 2023
to the Prospectus dated December 28, 2022

This Supplement provides new and additional information beyond that contained in the Fund’s Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective immediately, the Fund’s Prospectus is amended as follows:

The first paragraph of the “SUB-ADVISER” section on page 14 of the Prospectus is deleted in its entirety and following is inserted immediately before the section entitled “SUB-ADVISER” on page 14 of the Prospectus:

Manager-of-Managers Structure

The Fund currently operates in a multi-manager structure pursuant to an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”). The Order permits the Adviser, subject to Board approval, to enter into, materially amend and terminate any sub-advisory agreement with existing or new sub-advisers to the Fund without obtaining shareholder approval (the “Manager of Managers Structure”). The Adviser has the ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending their hiring, termination, and replacement. The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the Order, including that the Fund will notify shareholders within 90 days of the hiring of a new sub-adviser or sub-advisers. The Prospectus also will be supplemented if additional investment sub-advisers are retained or the agreement with any existing sub-adviser is terminated.

The Order will enable the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals of sub-advisory agreements. The Fund may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure.

The Order also grants the Fund relief with respect to the disclosure of the advisory fees paid to individual sub-advisers in various documents filed with the Securities and Exchange Commission and provided to shareholders. Pursuant to this relief, the Fund may disclose the aggregate fees paid to the Adviser and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with the Adviser, other than wholly-owned sub-advisers.

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This Supplement and the Fund’s existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.wceoetf.com or by calling 1-888-338-3166.